SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

July 23, 2004

BRESLER & REINER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-6201	52-0903424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11140 Rockville Pike
Suite 620
Rocville, MD 20852
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 945-4300

(Former name or former address, if changed since last report)

Not Applicable

Item 5.           Other Events and Regulation FD Disclosure

On July 23, 2004, Bresler & Reiner, Inc. issued a press release regarding an Information Statement it filed on July 21, 2004 giving notice of the corporate actions taken by stockholders holding more than 50% of the voting power of the Company’s issued and outstanding capital stock.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial statements of business acquired:

None

(b)                                 Pro Forma financial information:

None

(c)                                  Exhibits:

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1                           Press Release dated July 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2004	BRESLER & REINER, INC.

	By:	/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer